                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ACE*Comm  Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                              ACE*COMM CORPORATION
                             704 Quince Orchard Road
                          Gaithersburg, Maryland 20878


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

            The Annual Meeting of Stockholders of ACE*COMM Corporation (the "Company"), will be held at ACE*COMM Corporation, 704 Quince Orchard Road, Gaithersburg, MD 20878, on November 18, 1999, at 10:00 a.m. local time for the following purposes:

                        1. To elect one Class I director and two Class III directors, to serve until the 2000, and 2002 Annual Stockholders' Meetings, respectively, and until their successors are elected and qualify;

                        2. To consider and act upon a proposal to amend the Amended and Restated Omnibus Stock Plan;

                        3. To consider and act upon a proposal to amend the Amended and Restated Stock Option Plan for Directors;

                        4. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2000; and

                        5. To consider and act upon such other business as may properly come before the meeting.

            The Board of Directors has fixed the close of business on October 4, 1999, as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the meeting.

            All stockholders are cordially invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation costs.


                                              By Order of the Board of Directors


                                              Loretta L. Rivers
                                              Secretary

October 18, 1999
Gaithersburg, Maryland

                              ACE*COMM CORPORATION
                             704 Quince Orchard Road
                          Gaithersburg, Maryland 20878


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 18, 1999


                             SOLICITATION OF PROXIES


            The enclosed proxy is solicited by the Board of Directors of ACE*COMM Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on November 18, 1999 and at any and all adjournments or postponements thereof. It is anticipated that such proxy, together with this Proxy Statement, will be first transmitted to the Company's stockholders on or about October 18, 1999. All shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted. Any proxy given may be revoked at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

            In addition to use of the mails, proxies may be solicited, in person and by telephone, by regular employees of the Company, who will not receive any additional compensation for such solicitation. Any cost of solicitation of proxies will be borne by the Company.

                  EQUITY SECURITIES AND CERTAIN HOLDERS THEREOF

            Stockholders of record at the close of business on October 4, 1999 are entitled to vote at the meeting (the "Record Date"). As of the Record Date, the Company had outstanding 8,910,559 shares of ACE*COMM Corporation Common Stock. Stockholders of shares are entitled to one vote for each share held and will vote as a single class on each matter to be considered at the meeting. The presence in person or by proxy of the stockholders entitled to cast a majority of the votes at the meeting is required to constitute a quorum for the transaction of business.

            The following table sets forth certain information with respect to the beneficial ownership of Common Stock for (i) each of the Company's directors and nominees, each of the Company's executive officers named in the Summary Compensation Table below (see "Executive Compensation and Other Information"), and all directors, nominees and executive officers of the Company as a group, and (ii) each person known by the Company to own more than 5% of the Company's Common Stock as of October 4, 1999, based solely on the contents of Schedules 13D and 13G filed with the Securities and Exchange Commission as of such date.

            "Beneficial ownership" is determined in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 and includes as to each officer of the Company any options to purchase shares of Company Common Stock which are exercisable within 60 days of October 4, 1999. Except as indicated in the footnotes to this table, the Company believes that the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown beneficially owned by them, subject to community property laws where applicable.

NAME AND ADDRESS(1)                                                AMOUNTS AND NATURE OF                 PERCENT OF OUTSTANDING
-------------------                                                ---------------------                 ----------------------
                                                                           OWNERSHIP                            SHARES
                                                                           ---------                            ------

DIRECTORS, NOMINEES AND NAMED
EXECUTIVE OFFICERS

George T. Jimenez                                                         2,222,825(2)                               24.67%

Paul G. Casner, Jr.                                                          32,000(3)                                *

Harry M. Linowes                                                              2,000(4)                                *

William R. Newlin                                                            73,238(5)                                *

Gilbert A. Wetzel                                                            42,500(6)                                *

Thomas V. Russotto                                                          199,597(7)                                2.22

S. Joseph Dorr                                                              506,607(8)                                5.65

James K. Eckler                                                              29,500(9)                                *


ALL DIRECTORS, NOMINEES AND EXECUTIVE                                     3,152,436(5)(10)                           35.38
OFFICERS AS A GROUP (10 PERSONS)


OTHER 5% STOCKHOLDERS

CEO Venture Fund II                                                       1,254,546(11)                              14.08
2000 Technology Drive
Pittsburgh, Pennsylvania  15219

-------------------
*Less than one percent of stock outstanding.

(1) Unless otherwise indicated, the address is c/o ACE*COMM Corporation, 704 Quince Orchard Road, Gaithersburg, Maryland 20878 and the designated owner has voting and investment power with respect to the shares.

(2) Includes 99,863 shares issuable upon the exercise of options. Does not include 950 shares held by his mother-in-law, as to which his wife has voting and investment power and as to which Mr. Jimenez disclaims beneficial ownership.

(3)         Includes 16,500 shares issuable upon the exercise of options.

(4) Includes 2,000 shares held directly, as to which Mr. Linowes has sole voting and investment power. Does not include 300 shares held by his wife in a retirement account, as to which his wife has sole voting and investment power and as to which Mr. Linowes disclaims beneficial ownership.

(5)         Includes 3,000 shares issuable upon the exercise of options.
            Includes only shares held individually. Does not include shares held by CEO Venture Fund II (see note 11).

(6)         Includes 15,000 shares issuable upon the exercise of options.

(7)         Includes 68,970 shares issuable upon the exercise of options.

(8)         Includes 48,065 shares issuable upon the exercise of options.

(9)         Includes 29,500 shares issuable upon the exercise of options.

(10)        Includes 303,444 shares issuable upon the exercise of options.

(11) Includes 1,254,546 shares held by CEO Venture Fund II. Does not include the following shares held directly: 70,238 shares by William
            R. Newlin, 32,888 shares by James Colker, 2,628 shares by Gary P. Golding and 44,000 shares by E. R. Yost. Colker and Newlin Management Associates II ("CNMA II"), as the general partner of CEO Venture Fund II, exercise voting and investment power with respect to the 1,254,546 shares held by CEO Venture Fund II. Messrs. Colker and Newlin, as managing general partners of CNMA II, exercise shared voting and investment power with respect to these shares and Messrs. Golding, E.R. Yost and G.F. Chatfield, as general partners of CNMA II, exercise shared investment power with respect to these shares. CNMA II and Messrs. Colker, Newlin, Golding, Yost and Chatfield disclaim beneficial ownership of the shares held by CEO Venture Fund II other than to the extent of its or his individual partnership interest.

                              ELECTION OF DIRECTORS

            The Board of Directors has nominated Harry M. Linowes for election as a Class I director and George T. Jimenez and William R. Newlin for election as Class III directors.

            The directors are divided into three classes, denominated as Class I, Class II, and Class III. Current terms expire as follows: Class I expires at the 2000 annual meeting of stockholders; Class II expires at the 2001 annual meeting of stockholders; and Class III expires at the Annual Meeting. At each annual meeting, directors elected to succeed those directors whose terms expire shall be elected for a term to expire at the third succeeding annual meeting of stockholders after their election. Directors otherwise elected by the stockholders are elected for a term expiring upon expiration of the term of the Class to which he was elected. The directors are divided into classes as follows: Class I: Gilbert A. Wetzel and Harry M. Linowes; Class II: Paul G. Casner, Jr.; Class III: George T. Jimenez and William R. Newlin. The Board comprises five directors. Mr. Linowes was elected by the Board as a Class I director to fill a vacancy on the Board, effective as of January 26, 1999. At the Annual Meeting, Messrs. Jimenez and Newlin and Mr. Linowes will be subject to election for three-year and one-year terms, respectively. There are no family relationships among any of the Company's directors and executive officers.

            Shares represented by the enclosed proxy are intended to be voted at the Annual Meeting of Stockholders to be held on November 18, 1999, unless authority is withheld, for the election of Harry M. Linowes as a Class I director, and George T. Jimenez and William R. Newlin as Class III directors. Messrs. Linowes, Jimenez and Newlin each has consented to the nomination and has informed the Company that he will be available to serve as a director. If any nominee should not be available for election, the persons named as proxies may vote for other persons in their discretion.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR.

NAME OF DIRECTOR                        DIRECTOR          CLASS OF
----------------                        --------          --------
OR NOMINEE                 AGE           SINCE            DIRECTOR                RECENT BUSINESS EXPERIENCE
----------                 ---           -----            --------                --------------------------


George T. Jimenez          63             1983              III        Chief Executive Officer of the Company since 1996, and
                                                                       Treasurer from 1983 to present.  President from 1983 to
                                                                       September 1999.


Paul G. Casner, Jr.        61             1983               II         Executive Vice President, Operations, of DRS
                                                                        Technologies, Inc., a defense electronics corporation,
                                                                        since December 1998; President of DRS Electronic Systems
                                                                        Group, a division of DRS Technologies, from 1994 to
                                                                        1998; and Chairman and Chief Executive Officer of
                                                                        Technology Applications & Service Company from March
                                                                        1991 to September 1993.



Gilbert A. Wetzel          67             1992               I          Executive Vice President, Right Management Consultants,
                                                                        an international human resources consulting firm, since
                                                                        1994; retired Chairman and Chief Executive Officer of
                                                                        Bell of Pennsylvania and Diamond State Telephone and
                                                                        founder and retired Chief Executive Officer of Geographic
                                                                        Business Publishers, Inc.



William R. Newlin          58             1998              III         President and Chief Executive Officer of Buchanan
                                                                        Ingersoll Professional Corporation (attorneys at law)
                                                                        since 1980. Co-founder and Managing General Partner of
                                                                        the CEO Venture Funds (private venture capital funds).
                                                                        Chairman of the Board of Directors of Kennametal Inc., a
                                                                        producer of cutting tools and wear-resistant parts, and
                                                                        of JLK Direct Distribution Inc., a metalworking and
                                                                        industrial supply business. Director of Black Box
                                                                        Corporation, National City Bank of Pennsylvania, and
                                                                        Parker/Hunter Incorporated.


Harry M. Linowes           71             1999               I          Consultant.  Senior Partner (1992 to retirement in 1996)
                                                                        and Managing Partner (1986 to 1992) of BDO Seidman,
                                                                        Accountants and Consultants.

            Information as to the directors' or nominees' beneficial ownership of Common Stock is set forth above, under "Equity Securities and Certain Holders Thereof."

            The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee oversees actions taken by the Company's independent auditors, recommends the engagement of auditors and reviews any internal audits the Company may perform. The current members of the Audit Committee are Messrs. Casner, Linowes, Newlin and Wetzel. The Audit Committee met three times during fiscal 1999. The Compensation Committee reviews the compensation of executives of the Company, makes recommendations to the Board of Directors with respect to standards for setting compensation levels and administers the Company's Amended and Restated Omnibus Stock Plan (the "Stock Plan"). The current members of the Compensation Committee are Messrs. Casner, Linowes, Newlin and Wetzel, none of whom is employed by the Company. The Compensation Committee met three times during fiscal 1999.

            During fiscal year 1999, the Board of Directors held 26 meetings. Except for Mr. Linowes, all directors were in attendance at 75% or more of the Board and Committee meetings of which he was a member.

            Outside directors receive $12,000 each per fiscal year, payable in quarterly installments, and are reimbursed for their travel expenses in attending Board and Committee meetings. In addition, upon his election or appointment to serve, each outside director receives an option to purchase 3,000 shares of the Company's Common Stock for each year such director is elected or appointed to serve, at an exercise price equal to the fair market value on the date of grant, pursuant to the Amended and Restated Directors' Plan (the "Directors' Plan"). In addition, if the proposed amendment to the Directors' Plan is approved, each Director will receive an option for 10,000 shares as of the Annual Meeting date (the "1999 Options"). Each option becomes exercisable in equal installments of 3,000 shares (or one third of the option in the case of the 1999 options) on each anniversary of the date of grant, provided that the option holder still serves as a director on such date or, if he ceases to be a director (other than by reason of termination for cause) within 45 days prior to such date he has served as a director, for at least 12 consecutive months as of such date. Each option expires upon the earlier of five years from the date of grant, the expiration of six months following death, resignation or removal other than for cause, and, immediately, upon removal of a director for cause. If elected, Messrs. Linowes and Newlin would each be granted on the date of the Annual Meeting an option to purchase 3,000 and 9,000 shares of Common Stock, respectively. In addition, if the proposed amendment to the Directors' Plan is approved, Messrs. Casner, Linowes, Newlin and Wetzel would each be granted on the date of the Annual Meeting an option to purchase 10,000 shares of Common Stock.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION COMMITTEE REPORT

            The Company's officer compensation policy is to offer a package that includes a competitive salary, an incentive bonus based upon achievement of the Company's financial objectives and of individual performance goals, and competitive benefits. The Company also encourages broad-based employee ownership of Company stock through a stock option program in which key employees are eligible to participate. In addition, all employees (excluding those possessing 5% or more total voting power or value of all classes of stock of the Company) are eligible to purchase stock through payroll deductions under the Company's Qualified Employee Purchase Plan.

            The Company's compensation policy for officers is similar to that for other employees, and is designed to promote continued performance and attainment of corporate and personal goals.

            The Compensation Committee of the Board of Directors (comprised entirely of non-employee directors) reviews and approves individual officer salaries, bonus plan financial performance goals, bonus plan allocations, and stock option grants. The Committee also reviews guidelines for compensation, bonus, and stock option grants for all employees. Based on the advice of an independent consulting firm, the Compensation Committee has established the following compensation guidelines: (i) to enable the Company to attract highly qualified executives and management talent from within the telecommunications and other related industries, (ii) to retain top performers and ensure future management continuity, (iii) to reward achievement of the Company's strategic goals and financial targets, and (iv) to provide compensation that is consistent with marketplace competitiveness for companies of similar size, Company and individual performance, and stockholder returns.

            Officers of the Company are paid salaries in line with their responsibilities and experience. These salaries are structured to be within the range of salaries paid by competitors in the telecommunications and other relevant industries. Competitors selected for salary comparison purposes may differ from the companies included in the comparative performance indexes in the Performance Graph below.

            Officers also typically participate in a cash bonus plan. Because of the Company's performance in fiscal 1998, no cash bonus plan was put in place for fiscal 1999 and officers did not receive cash bonuses for fiscal 1999.

            Stock option grants to officers are designed to promote success by aligning the officers' financial interests with long-term stockholder value and by providing an incentive for individual long-term performance and the achievement of short-term financial performance of the Company. Grants of stock options are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants. Generally, officers are granted performance options which vest and become exercisable six to eight years from the date of grant, subject to earlier, accelerated vesting. Performance options which vest as a result of acceleration become exercisable over three years, provided that the officer remains in the continuous employ of the Company.

            No performance options were granted in fiscal 1999 and the vesting of no performance options granted previously were accelerated in fiscal 1999.

            In connection with the hiring and retention of certain officers, the Company granted certain options that are not performance based. Messrs. Russotto and Eckler were each granted such options, the terms of which are reflected in "-- Option Grants in Last Fiscal Year."

            In July 1998, the voluntary salary reductions which had been initiated for all executive officers during fiscal 1998 were eliminated for all of the executive officers except Mr. Jimenez, who elected to remain on reduced salary through the end of fiscal year 1999.

            As noted above, the Company's compensation policy is based primarily upon the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to Named Executive Officers. The Committee currently believes that the Company should be able to continue to manage its executive compensation program for Named Executive Officers so as to preserve the related federal income tax deductions.

            The Compensation Committee annually reviews and approves the compensation of George Jimenez, the Chief Executive Officer. Because of the Company's performance in fiscal 1998, Mr. Jimenez was not eligible to receive a cash bonus and received no performance-based options for fiscal 1999 and the vesting of no performance options granted previously were accelerated in fiscal 1999.


                                       COMPENSATION COMMITTEE

                                       Paul G. Casner, Jr.
                                       Harry M. Linowes
                                       William R. Newlin
                                       Gilbert A. Wetzel

CASH COMPENSATION

            Cash compensation paid or accrued for services in all capacities for 1997, 1998 and 1999 fiscal years for the Chief Executive Officer and each of the other three most highly compensated present and former executive officers of the Company whose salary and bonus exceeded $100,000 (the "Named Executive Officers") is set forth in the following table.

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                                                                      ---------
                                                                                                     COMPENSATION
                                                                                                     ------------
                                                          ANNUAL COMPENSATION(1)                        AWARDS
                                       --------------------------------------------------------      ------------

                                       FISCAL      SALARY(2)           BONUS         OTHER              NUMBER OF          ALL
                                       ------      ---------           -----         -----              ---------          ---
                    NAME                YEAR                                         ANNUAL              SHARES           OTHER
                    ----                ----                                         ------              ------           -----
                    AND                                                             COMPEN-             UNDERLYING        COMPEN-
                    ---                                                             -------             ----------        -------
             PRINCIPAL POSITION                                                      SATION              OPTIONS        SATION(3)
             ------------------                                                      ------              -------        ---------
George T. Jimenez                       1999          $30,115               $0            --                     0        $12,469
Chief Executive Officer and             1998          155,654                0            --                26,628         11,521
Chairman of the Board                   1997          190,000          173,114(4)         --                32,637         15,046

Thomas V. Russotto                      1999          167,391               $0            --               150,000          3,757
Executive Vice President -              1998          157,688                0            --                17,445          1,453
Technology                              1997          145,000           96,632            --                26,922          4,420

S. Joseph Dorr                          1999          128,693               $0            --                     0          3,642
Executive Vice President -              1998          117,421                0            --                10,331          1,253
Business Development                    1997          128,200           65,362            --                19,704          4,088

James K. Eckler                         1999          105,577(5)            $0            --                88,500              0
Executive Vice President -              1998               --               --            --                    --             --
Finance and Administration              1997               --               --            --                    --             --


(1) Includes salary deferrals under the Company's 401(k) plan and, as to fiscal 1997, bonus amounts deferred by the Compensation Committee under the Bonus Deferral Plan, vesting over three years (subject to acceleration in the event of termination without cause, or death, disability or change of control) and payable to the extent vested on the earlier of October 1, 2000, or the termination of the officer's employment with the Company.

(2)         Reflects a voluntary reduction in salary for fiscal 1998 for Messrs.
            Jimenez, Dorr and Russotto. For fiscal 1999, reflects a voluntary reduction in salary for Mr. Jimenez.

(3) Consists of, as to calendar years 1997 and 1999, Company contributions to the Company's 401(k) plan on behalf of each Named Executive Officer and, as to all fiscal years, amounts paid in connection with a life insurance policy for Mr. Jimenez and disability insurance policies for certain Named Executive Officers. For fiscal 1999, the amounts paid were as follows: (i) Mr. Jimenez, $1,298 for the 401(k) plan, $6,975 for life insurance and $4,196 for disability insurance; (ii) Dr. Russotto, $2,400 for the 401(k) plan and $1,357 for disability insurance, and (iii) Mr. Dorr, $1,821 for the 401(k) plan and $1,170 for disability insurance.

(4) Includes one-time cash bonus of $75,000 for performance in connection with the Company's initial public offering of stock, payment of which was deferred (See note (1)).

(5) Reflects compensation beginning October 19, 1998, when Mr. Eckler was employed.


OPTION GRANTS

            The following table shows, as to the Named Executive Officers, the options to purchase Common Stock granted by the Company in fiscal 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                      ----------------------------------------------------------------

                          NUMBER OF      PERCENTAGE OF                                         POTENTIAL REALIZABLE VALUE AT
                          ---------      -------------                                         -----------------------------
                           SHARES       TOTAL OPTIONS                                          ASSUMED RATES OF STOCK PRICE
                           ------       -------------                                          ----------------------------
                         UNDERLYING       GRANTED TO         EXERCISE                             APPRECIATION FOR OPTION
                         ----------       ----------         --------                             -----------------------
                          OPTIONS        EMPLOYEES IN       PRICE PER      EXPIRATION                     TERM(1)
                          -------        ------------       ---------      ----------                     -------
NAME                      GRANTED         FISCAL 1999         SHARE           DATE
----                      -------         -----------         -----           ----
                                                                                          0%                5%            10%
                                                                                          --                --            ---
George T. Jimenez             0               0%               $0
Thomas V. Russotto      150,000(2)           18.47              2.00         3/24/09      $0            $188,700        $478,050
S. Joseph Dorr                0               0                 0
James K. Eckler          88,500(3)           10.90              3.125         3/3/09       0             173,902         440,730
                              0               0                 0

-----------------------------

(1) Amounts are based on the 0%, 5%, and 10% annual compounded rates of appreciation of the Common Stock price from the date of grant, prescribed by the Securities and Exchange Commission, and are not intended to forecast future appreciation of the Company's Common Stock. The prices of the Common Stock, assuming such annual compounded rates of appreciation over the term of the option, would be as follows:

            Exercise price                Term of Option                0%             5%                 10%
            --------------                --------------                --             --                 ---
             $  2.00                           10 years                 $0            $3.258              5.187
                3.125                          10 years                  0             5.090              8.105

(2) Options vest and become exercisable in one-third increments as of 7/22/99, 7/22/00 and 7/22/01, provided that the officer is then employed by the Company (or sooner, under certain circumstances such as a change of control of the Company or certain events of termination). (see "-Employment Agreements, Change in Control and Separation Arrangements.)

(3) Options vest and become exercisable in one-third increments as of 8/13/99, 10/7/00 and 10/7/01 (or sooner, under certain circumstances such as a change of control of the Company or certain events of termination), provided that the officer is then employed by the Company. (see "-Employment Agreements, Change in Control and Separation Arrangements.)

FISCAL 1999 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES

            The following table shows, as to the Named Executive Officers, the information concerning exercises of stock options in the last fiscal year and 1999 fiscal year-end option values.

          FISCAL 1999 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES

                          SHARES                                      NUMBER OF SHARES
                          ------                                      ----------------
                         ACQUIRED                                  UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                         --------                                  ----------------------               --------------------
                            ON                VALUE                   OPTIONS AT FISCAL               IN-THE-MONEY OPTIONS AT
                            --                -----                   -----------------               -----------------------
NAME                     EXERCISE          REALIZED(1)                    YEAR-END                       FISCAL YEAR-END(2)
----                     --------          -----------                    --------                       ------------------
                                                                 EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE
                                                                 -------------------------             -------------------------
George T. Jimenez            33,413            $78,855            94,000              36,649             $0                    $0
Thomas V. Russotto                0                  0            13,190             181,177              0               196,950
S. Joseph Dorr                    0                  0            45,457              21,331              0                     0
James K. Eckler                   0                  0                 0              88,500              0                16,638

-------------

(1) Value realized represents the positive spread between the respective exercise prices of the exercised options and the fair market value per share on the respective dates of exercise.

(2) Value for "in-the-money" options represent the positive spread between the respective exercise prices of outstanding options and the market price on June 30, 1999.


EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL AND SEPARATION ARRANGEMENTS

            The Company entered into an employment agreement with Thomas Russotto, effective October 1, 1998, for a three-year term. Under the terms of the agreement, Dr. Russotto is entitled to a minimum annual base salary of $185,000, certain perquisites, and is eligible for an annual bonus of up to $100,000 payable in cash or shares of Common Stock of equivalent value and an option for up to 22,000 shares, based on achievement of financial performance and personal objectives determined in advance by the Board of Directors and the Chief Executive Officer. Pursuant to the Agreement, Dr. Russotto was granted on March 23, 1999, a non-qualified stock option exercisable for 150,000 shares of common stock of the Company, vesting in one-third increments on July 22 of the years 1999, 2000 and 2001, respectively (or sooner under certain circumstances). In the event of a change of control, Dr. Russotto is entitled to remain eligible for a minimum stated annual bonus, to participate in benefit plans at least as favorable as he participated in prior to the change of control, and to certain relocation benefits. In the event the Company terminates Dr. Russotto other than for cause (as defined in the Agreement) prior to a change of control, Dr. Russotto is entitled to a lump sum payment equal to one year's salary at the rate then in effect and, depending on the date of termination, to acceleration of vesting of certain of his option shares granted under the Agreement. If following a change of control Dr. Russotto is terminated other than for cause (as defined in the Agreement) or terminates his employment for good reason (as defined in the Agreement), Dr. Russotto is entitled to a lump sum payment equal to one year's salary at the rate then in effect and to acceleration of vesting of the option granted under the Agreement and of certain other options granted pursuant to the Company's Stock Plan. The Agreement contains certain confidentiality, non-solicitation and non-compete provisions.

            The Company entered into an Employment Agreement with James Eckler, dated as of October 7, 1999. Under the terms of the Agreement, Mr. Eckler is entitled to a minimum annual base salary of $150,000, certain perquisites, and is eligible (beginning with respect to the 2000 fiscal year), for an annual bonus of (1) up to $75,000 payable in cash or shares of Common Stock of the Company of equivalent value and (2) an option for up to 20,000 shares of Common Stock, based on achievement of financial performance and personal objectives determined in advance by the Board of Directors and the Chief Executive Officer. In connection with his initial hiring, Mr. Eckler was granted as of on March 4, 1999, an incentive stock option exercisable for 88,500 shares of common stock of the Company, vesting in one-third increments on August 13, 1999, October 7, 2000 and October 7, 2001, respectively (or sooner under certain circumstances). In the event of a change of control, Mr. Eckler is entitled to remain eligible for a minimum stated annual bonus, to participate in benefit plans at least as favorable as he participated in prior to the change of control, and to certain relocation benefits. In the event the Company terminates Mr. Eckler other than for cause (as defined in the Agreement) prior to a change of control, Mr. Eckler is entitled to a lump sum payment equal to one year's salary at the rate then in effect and, depending on the date of termination and whether the termination is in anticipation of a change of control (as defined in the Agreement) to acceleration of vesting of certain of his option shares granted under the Agreement. If following a change of control Mr. Eckler is terminated other than for cause (as defined in the Agreement) or terminates his employment for good reason (as defined in the Agreement), Mr. Eckler is entitled to a lump sum payment equal to one year's salary at the rate then in effect and to acceleration of vesting of the option granted under the Agreement. The Agreement contains certain confidentiality, non-solicitation and non-compete provisions.


CERTAIN TRANSACTIONS

            In September 1998, Mr. Jimenez agreed that in the event that alternative financing could not be obtained by the Company in a timely manner and that, at any time during the next twelve months the Company's working capital became inadequate to support the business at its then current level, he would make available through a loan guarantee or a loan, working capital in the principal amount of up to $3.5 million (less any amounts raised by the Company after September 28, 1998, from financing activities or through the sale or pledge of assets). Such loan, if any, would bear interest at prime plus 2%, would be repayable out of the first alternate funding available to the Company or upon a change of control, if any, and would be collateralized by the assets of the Company. Mr. Jimenez also provided an unconditional guarantee, fully secured by cash or marketable securities, of the Company's reimbursement obligation for any amounts paid by Crestar Bank in connection with a $450,000 letter of credit issued on behalf of the Company in connection with the Company's lease of its headquarters building. The Company had agreed to reimburse Mr. Jimenez for any amounts that he was required to pay under such guarantee. These arrangements expired as of November 2, 1998, when alternative Company funding was secured.

PERFORMANCE GRAPH

            In accordance with current Securities Exchange Act of 1934 regulations, the following performance graph compares the performance of the Company's Common Stock to the Nasdaq Stock Market Index and to the Nasdaq Telecommunications Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at August 14, 1996 and that all dividends were reinvested. The measurement period is limited to that period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934 (i.e., since the initial public offering).



                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                       ACE*COMM CORPORATION, NASDAQ MARKET
                    INDEX AND NASDAQ TELECOMMUNICATIONS INDEX

                              1996          1997          1998          1999
ACE*COMM CORP.               100.00        261.67         75.00         44.17
NASDAQ TELECOMMUNICATIONS    100.00        125.72        190.43        280.32
NASDAQ MARKET INDEX          100.00        132.29        175.37        245.75

                    ASSUMES $100 INVESTED ON AUGUST 14, 1996
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JUNE 30, 1999

SECTION 16A BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Mr. Eckler filed a Form 3 late, reporting no transactions.


          PROPOSAL TO AMEND THE AMENDED AND RESTATED OMNIBUS STOCK PLAN

          The Board of Directors finds it desirable to amend the Company's Amended and Restated Omnibus Stock Plan (the "Stock Plan"), to increase the number of shares issuable pursuant to options granted under the plan. The Board of Directors has approved and recommends that the stockholders approve the amendment to the Plan. The maximum number of shares of Common Stock in respect of which stock-based awards may be granted under the Stock Plan will be increased from 3,200,000 to 4,200,000. The shares of Common Stock to be delivered under the plan are available from the authorized but unissued shares of Common Stock.

            A copy of the Stock Plan is attached as an exhibit hereto and the description set forth below is qualified in its entirety by reference to such Plan.

            The Stock Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"), upon which no director who is an officer of the Company may serve, and which comprises only Directors who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees of the Company, including employee directors, are eligible to participate in the Stock Plan. The Committee's determinations of which eligible individuals are granted awards and the terms thereof are based on each individual's present and potential contribution to the success of the Company.

            Stock options may be granted under the Stock Plan at the discretion of the Committee and subject to such terms and conditions determined by the Committee and set forth in a grant agreement. Options granted under the Stock Plan may be either nonqualified options or incentive stock options. The Committee has discretion to fix the exercise price of such options at a price not less than 100% of the fair market value of the underlying shares of Common Stock at the time of grant thereof. The closing price of the Common Stock on October 6, 1999 was $3.813. The Committee has broad discretion as to the terms and conditions upon which options shall be exercisable, but under no circumstances will an incentive stock option have a term exceeding 10 years from date of grant.

            The option exercise price may be satisfied in cash or, in the discretion of the Committee, by exchanging shares of Common Stock owned or surrendered by the optionee, by a combination of cash and shares of Common Stock or by such other means as the Committee may prescribe. The ability to pay the option exercise price in shares of Common Stock would, if permitted by the Committee, enable an optionee to engage in a series of successive stock-for-stock exercises of an option (sometimes referred to as "pyramiding") and thereby fully exercise an option with little or no cash investment. The Company also may make or guarantee loans to optionees to assist optionees in exercising stock options.

            The terms of an option may provide for the automatic grant of a new award, exercisable for not more than the number of shares tendered when the exercise price of the option and/or related tax obligation is paid by tendering shares of Common Stock (sometimes referred to as "reload options"), subject to certain limitations set forth in the Stock Plan.

            Incentive stock option awards under the Stock Plan must comply with
Section 422 of the Code. Incentive stock option awards made to an optionee who owns more than 10% of the outstanding stock of the Company must have an exercise price that is not less than 110% of the fair market value of the underlying shares on the date of grant, a term not exceeding five years, and the aggregate fair market value of shares of Common Stock with respect to which all incentive stock options first become exercisable by an optionee in any calendar year shall either not exceed $100,000 or be treated as non-qualified options.

            The Committee also may grant stock appreciation rights. Upon the exercise of a stock appreciation right with respect to a share of Common Stock, a participant would be entitled to receive the excess of the fair market value of such shares over the base price of such right, which is specified by the Committee upon grant and may not be less than 100% of the fair market value of the underlying shares at the date of grant. The Committee has the authority to determine whether the value of a stock appreciation right is paid in cash or shares of Common Stock or a combination of both.

            The Committee also has discretion to make contingent grants of performance shares which will be earned to the extent performance goals established by the Committee are achieved over a period of time specified by the Committee. The Committee will have discretion to determine the value of each performance share, to adjust the performance goals as it deems equitable to reflect events affecting the Company or changes in law or accounting principles or other factors, and to determine the number of performance shares which have been earned based on performance relative to such performance goals. The value of performance shares that are earned may, in the discretion of the Committee, be paid in the form of cash, shares of Common Stock, or a combination of both.

            Awards of stock under the Stock Plan will be made at the discretion of the Committee and may be subject to forfeiture and restrictions on transfer. In general, a participant who has been granted restricted stock will from the date of grant have the benefits of ownership in respect of such shares, including the right to vote such shares and to receive dividends and other distributions thereon, subject to the restrictions set forth in the Stock Plan and in the instrument evidencing such award. The shares of restricted stock will be held by the Company, or by an escrow agent designated by the Company, during the restricted period and may not be sold, assigned, transferred, pledged, or otherwise encumbered until the restrictions have lapsed. The Committee has authority to determine the duration of the restricted period and the conditions under which stock may be forfeited, as well as the other terms and conditions of such awards.

            The Stock Plan also authorizes the Committee to grant to participants awards that are valued in whole or in part by reference to, or are otherwise based on, the value of shares of Common Stock ("Stock Unit Awards"). The Committee has discretion to determine the participants to whom Stock Unit Awards are to be made, the times at which such awards are to be made, the size of such awards, and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements. The provisions of the Stock Unit Awards will be subject to such rules and regulations as the Committee shall determine at the time of grant.

            Any award under the Stock Plan may provide that the participant has the right to receive currently or on a deferred basis dividends or dividend equivalents and/or other cash payments in addition to or in lieu of such award, all as the Committee shall determine.

            If the Committee determines that any stock split, stock dividend or other distribution (whether in the form of cash, securities, or other property), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares at a price below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits intended under the Stock Plan, then the Committee has discretion to make (i) equitable adjustments (a) in the number and kind of shares that may be the subject of future awards under the Stock Plan or (b) the number and kind of shares (or other securities or property) subject to outstanding awards and the respective grant of exercise prices thereof and/or,
(ii) if appropriate, to provide for the payment of cash to a participant.

            The Committee has broad discretion as to the specific terms and conditions of each award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement, or other termination of employment of the participant and the effect, if any, of a change in control of the Company.

The terms of each award are to be evidenced by a written instrument delivered to the participant. The awards authorized under the Stock Plan are subject to applicable tax withholding by the Company which may be satisfied by the withholding of shares issuable under the Stock Plan.

            No award may be granted under the Stock Plan after the tenth anniversary of the effective date of the Stock Plan.

            The Stock Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement.

            The Stock Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under
Section 401(a) of the Code.

            Special rules apply to a participant who is subject to Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in shares of Common Stock previously owned by the optionee rather than in cash.

            Counsel has provided the Company with the following brief summary of the Federal income tax consequences under the Code as currently in effect with respect to (i) incentive stock options, (ii) non-qualified stock options and
(iii) restricted stock awards:

            (i) Incentive Stock Options. No taxable income is realized by the optionee upon the grant or (unless the optionee is subject to the alternative minimum tax) exercise of an incentive stock option. If there were no disposition of the option shares until more than two years after the option is granted and more than one year after the option is exercised, the gain or loss realized by the optionee on the sale of such shares would be eligible for long term capital gain or loss treatment, and the Company would not be entitled to any income tax deduction by reason of the grant or exercise of the option. The maximum federal income tax rate on long term capital gain is presently 20 percent.

            If the option shares were disposed of in a sale, exchange, gift or other "disqualifying disposition" prior to the expiration of the two-years-from-grant/one-year-from-exercise holding period, generally the optionee would realize taxable ordinary income in the year of such disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise of the option over the option price thereof. However, if the disposition is a sale or exchange of the type on which a loss, if sustained, would be recognized to such optionee, ordinary income would be realized by such optionee in an amount equal to only the gain realized on such sale or exchange if such gain is less than such excess. The optionee would realize capital gain on the balance of the gain in a disqualifying disposition which would be long term capital gain if disposition occurs more than 12 months from the date of option exercise and short term capital gain if not. The Company generally would be entitled to a deduction for the year in which a disqualifying disposition occurs in the amount of the ordinary taxable income to the optionee.

            (ii) Non-Qualified Options. No taxable income is realized by the optionee upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the shares at the time of exercise over the option price of such shares would be treated as compensation. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Any amounts treated as compensation (a) would be taxable at ordinary income tax rates in the year of exercise, (b) would be subject to withholding for Federal income tax purposes in the case of an employee, and (c) generally would be an allowable income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of a non-qualified option would be equal to the option price paid for the shares plus any amounts treated as compensation. An optionee would generally be entitled to capital gain treatment on the difference between his tax basis and the sale price of the shares acquired upon exercise which would be long term capital gain if the sale occurs more than one year from exercise and short term capital gain if not.

            (iii) Restricted Stock Awards. No income would be realized by an employee in connection with the grant of a restricted stock award. When the restrictions lapse, the employee would be required to include as taxable ordinary income the fair market value of such shares at the time the restrictions lapse. The Company would be entitled to a deduction for Federal income tax purposes equal to the amount so included in such employee's income. An employee may, by making a Section 83(b) election within 30 days after the transfer of stock, choose to recognize income upon the grant of a restricted stock award. Any appreciation in the stock value after the grant date will be eligible for capital gain treatment upon the subsequent sale of the stock. However, if the stock is forfeited later, the loss deduction allowable is limited to the price paid for the stock (if any) minus any amounts received upon such forfeiture.

            (iv) Payment of Withholding Taxes. The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any Federal, state and local withholding tax requirements. The Committee may permit a participant to satisfy a tax withholding requirement on exercise of an option by delivery to the Company of shares of its Common Stock owned by the participant, including shares the participant is entitled to receive upon exercise of the option.

            (v) Code Section 162(m). Section 162(m) of the Code limits the tax deduction available for compensation paid to the Company's five most highly-compensated individuals in excess of $1,000,000. To the extent practicable, awards under the Stock Plan to designated executives will qualify as "performance-based" compensation which is excluded from the Section 162(m) cap on deductibility. Stock options and stock appreciation rights issued under the Stock Plan are expected to be fully deductible (to the extent otherwise deductible under the Code) as performance-based.

            (vi) Other. To the extent payments which are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

            The foregoing discussion summarizes the Federal income tax consequences of the Stock Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the Stock Plan.

            No benefits have been granted under the Stock Plan pending stockholder approval of the amendment of the plan.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE AMENDED AND RESTATED OMNIBUS STOCK PLAN.


          PROPOSAL TO AMEND THE AMENDED AND RESTATED STOCK OPTION PLAN
                                  FOR DIRECTORS

            The Board of Directors finds it desirable to amend the Company's Amended and Restated Stock Option Plan for Directors (the "Directors' Stock Plan"), to provide for a one-time grant of options at the Annual Meeting. The Board of Directors has approved and recommends that the stockholders approve the amendments to the Plan. Under the plan, the Directors currently are eligible to receive options for 3,000 shares per year, upon election. Under the plan as proposed to be amended, the directors would receive in addition to such shares a one-time grant of an option for 10,000 shares as of the Annual Meeting date. The shares of Common Stock to be delivered under the plan are available from the authorized but unissued shares of Common Stock.

            A copy of the Directors' Stock Plan is attached as an exhibit hereto and the description set forth below is qualified in its entirety by reference to the plan.

            The Directors' Stock Plan is a formula plan, in which only non-employee Directors, who have been approved by the Chairman of the Board for participation are eligible. An eligible non-employee Director who is elected (or re-elected) by the stockholders or appointed by the Board to serve as a Director on or after July 1, 1997, shall receive an option to purchase 3,000 shares of Common Stock, multiplied by the number of years for which such Director has then been elected or appointed to serve, which option shall be granted as of the date on which such Director has been elected, reelected or appointed, as the case may be. The number of years in a Director's term of office shall be rounded to the nearest whole number of years. In addition, as a result of the proposed amendment, Directors also would receive a one-time grant at the Annual Meeting of an option for 10,000 shares (the "1999 Options"). The exercise price of each option granted under the plan shall be equal to the fair market value per share of the Common Stock on the date of grant of the option.

            Each option granted under the Directors' Stock Plan shall become exercisable in equal installments of 3,000 shares (in the case of options granted on or after July 1, 1997), or one-third of 10,000 shares in the case of the 1999 Options, upon each successive anniversary of the date on which such option was granted (the "Vesting Date"), provided that: (i) the holder still serves as a Director on such Vesting Date; or (ii) in the event of the expiration or termination of the holder's term of office (other than by reason of his or her removal for cause) within 45 days prior to such Vesting Date, such holder has served as a Director for at least twelve consecutive months as of the date of the expiration or termination of his or her term of office. All or any part of an exercisable, but unexercised, installment shall be exercisable at any time thereafter, except to the extent the option has terminated or expired.

            Each option shall expire and terminate, to the extent not then exercised, upon the earliest of: (1) the expiration of five years following the date of grant of such option; or (2) the expiration of six months following the optionee's death, resignation, or removal as a Director for any reason other than for cause; or (3) the removal of the optionee as a Director for cause.

            To exercise an option in whole or in part, the optionee shall give written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares as to which the option is being exercised, accompanied by payment in full of the option Price for such shares in cash. Not less than 500 shares may be purchased at any one time unless the number purchased is the total number purchasable under the option. Options are transferable only by will or the laws of descent and distribution.

            In the event of a stock split, stock dividend, reclassification, reorganization, or other capital adjustment of shares of Common Stock of the Company, the number of shares of Common Stock covered by each outstanding option, and the exercise price per share for each such option, shall be proportionately adjusted without any change in the aggregate option Price.

            In the event of any proposed change in control of the Company (as defined in the plan), the Company shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option; and
(iii) in any case where equity securities other than Common Stock of the Company are proposed to be delivered in exchange for or with respect to Common Stock of the Company, arrangements providing that any option shall become one or more options with respect to such other equity securities.

            In the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any option: (i) each holder shall have the right to exercise his option, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Company may make arrangements with the holders for the payment of appropriate consideration to them for the cancellation and surrender of any option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Company may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the holder to liability under Section 16(b) of the Exchange Act. Any option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

            No options may be granted after July 1, 2000. The Board may amend, revise, suspend or discontinue the Plan, from time to time, provided that no amendments may be made within six months of the last date the Plan was amended by the Board, except as required to comply with ERISA or the Internal Revenue Code, and no amendment may be made without approval of the stockholders, unless such approval is not required to comply with Rule 16b-3 of the Securities Exchange Commission, or any successor provision.

            Counsel has provided the Company with the following brief summary of the Federal income tax consequences under the Code as currently in effect:

            No taxable income is realized by the optionee upon the grant of an option. On exercise, the excess of the fair market value of the shares at the time of exercise over the option price of such shares would be treated as compensation. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Any amounts treated as compensation (a) would be taxable at ordinary income tax rates in the year of exercise, (b) would be subject to withholding for Federal income tax purposes, and (c) generally would be an allowable income tax deduction to the Company. The optionee's tax basis for shares acquired upon exercise of a non-qualified option would be equal to the option price paid for the shares plus any amounts treated as compensation. An optionee would generally be entitled to capital gain treatment on the difference between his tax basis and the sale price of the shares acquired upon exercise, provided that the required holding periods are satisfied.

            The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any Federal, state and local withholding tax requirements.

            The foregoing discussion summarizes the Federal income tax consequences of the Directors' Stock Plan based on current provisions of the Code which are subject to change. This summary does not cover any state or local tax consequences of participation in the Directors' Stock Plan.

            If the Directors' Stock Plan is approved by the stockholders, Messrs. Linowes and Newlin would each be granted on the date of the Annual Meeting an option to purchase 3,000 and 9,000 shares of Common Stock, respectively. In addition, Messrs. Casner, Linowes, Newlin and Wetzel would each be granted on the date of the Annual Meeting an option to purchase 10,000 shares of Common Stock.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE AMENDED AND RESTATED STOCK OPTION PLAN FOR DIRECTORS.


                        SELECTION OF INDEPENDENT AUDITORS

            The Company previously reported in a Current Report on Form 8-K filed on January 26, 1999 and amended on February 2, 1999, (the "Current Report") the resignation of its former auditors, PricewaterhouseCoopers LLP ("PwC"), effective January 19, 1999. PwC's reports on the Company's financial statements for fiscal years 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during those fiscal years and any subsequent interim period preceding the resignation of PwC, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

            During the 1997 and 1998 fiscal years, and through January 19, 1999, there were no reportable events within the meaning of Regulation S-K Item 304(a)(1)(v), except to the extent described in the Current Report. The Current Report cites a draft report presented by PwC to management and the Company's Audit Committee prepared in connection with its fiscal 1998 audit describing certain material weaknesses in the Company's internal accounting control structure, including recommendations (i) as to accounting and finance personnel needs and staff expansion, (ii) that the Company formally document its revenue recognition policies and procedures and ensure adherence to such policies, (iii) that the Company further formalize and document its software capitalization policy, and (iv) that the Company enhance the controls surrounding job costing.

            The Current Report further reports that in connection with its review of the Company's first quarter ended September 30, 1998, PwC had advised the Company that there were certain areas described in the Current Report (the "first quarter items") relating to the revenue recognized with respect to three contracts, certain items in the account receivable reserve, the software capitalization asset, and to the existence of a letter received from the Company's then-Controller which had not been provided to PwC, where information came to their attention that, if further investigated, may materially impact the fairness or reliability of the financial statements for the first quarter and that, as of January 19, 1999, PwC had not completed its investigation of such information (PwC noted in the Current Report that it had not undertaken, and was not obligated to undertake such an investigation). Although PwC did not discuss each of the specific first quarter items with each of the members the Board of Directors or Audit Committee of the Company, PwC discussed the subject matter with the then-Chairman of the Audit Committee and with the Chief Executive Officer and Chairman of the Board of Directors. The Company authorized PwC fully to respond to inquiries by a successor accountant regarding the subject matter of each of the first quarter items.

            The Company carefully and thoroughly reviewed the issues referred to above and described in more detail in its Current Report. In its Current Report, the Company presented responses to the issues raised. In addition, as the Company also previously reported, in order to assist the Company's Audit Committee in ensuring that these issues were adequately addressed by management, Ernst & Young LLP ("E&Y") was engaged through counsel to perform a review of certain accounting matters relating to the first and second quarters of fiscal 1999 and the actions being taken by the Company to address the issues in the PwC draft report. E&Y completed its review and, based on a consideration of various factors, including the results of that review and presentations by management of the Company, the Board of Directors concluded that management had adequately addressed these issues.

            Ernst & Young was appointed as the Company's new independent accountants for fiscal year 1999 in May 1999. Ernst & Young LLP will serve as the independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders. If the appointment is not ratified, the Board of Directors will appoint another firm as the Company's independent auditor for the year ending June 30, 2000. The Board of Directors also retains the power to appoint another independent auditor for the Company to replace an auditor ratified by the stockholders in the event that the Board of Directors determines that the interests of the Company require such a change.

            Ernst & Young LLP is expected to have a representative present at the meeting and will respond to questions at the meeting.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                        VOTE REQUIRED TO APPROVE MATTERS

            The presence in person or by proxy of stockholders entitled to cast a majority of the votes at the Annual Meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. Proxies marked with abstentions, broker non-votes (i.e., proxies from brokers or nominees marked to indicate that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to the vote on a particular matter with respect to which the brokers or nominees do not have discretionary power to vote), and stockholders present at the meeting who abstain from voting, will be treated as present for purposes of determining the presence of a quorum.

            The election of directors requires a plurality of votes cast at the Annual Meeting. The approval of the Stock Plan and of the Directors' Stock Plan requires the affirmative vote of a majority of the votes present at the Annual Meeting. The ratification of the appointment of Ernst & Young LLP as independent accountants of the Company requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions or broker non-votes will be disregarded for purposes of determining approval of the aforementioned matters, except in the case of the approval of the stock plans, in which case an abstention or broker non-vote will be deemed present and will have the effect of a vote against the proposal.


     ADVANCE NOTICE OF MATTERS TO BE PRESENTED AT THE 1999 ANNUAL MEETING OF
                                  STOCKHOLDERS

            Advance notice of matters to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's executive offices at 704 Quince Orchard Road, Gaithersburg, Maryland 20878 not less than 20 days nor more than 30 days prior to the meeting. A stockholder's notice must be addressed to the Secretary and set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.


        STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

            Stockholder proposals to be presented at the 2000 Annual Meeting of Stockholders must be received at the Company's executive offices at 704 Quince Orchard Road, Gaithersburg, Maryland 20878 by June 15, 2000 in order to be included in the Company's proxy statement relating to that meeting.


                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

            As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the meeting. If, however, any other business shall come properly before the meeting, the proxy holders intend to vote the proxies in accordance with their best judgment, in their sole discretion.

                                            By Order of the Board of Directors,


                                            Loretta L. Rivers
                                            Secretary
October 18, 1999

                                                                       Exhibit A

                              ACE*COMM CORPORATION
                     AMENDED AND RESTATED OMNIBUS STOCK PLAN

1.          Establishment, Purpose and Types of Awards

            ACE*COMM CORPORATION hereby establishes the AMENDED AND RESTATED ACE*COMM CORPORATION OMNIBUS STOCK PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of ACE*COMM CORPORATION (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

            The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), restricted or unrestricted stock awards, phantom stock, performance awards, or any combination of the foregoing (collectively, "Awards").

2.          Definitions

            Under this Plan, except where the context otherwise indicates, the following definitions apply:

            (a) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, or performance award.

            (b) "Board" shall mean the Board of Directors of the Corporation.

            (c) "Change in Control" shall mean (i) any sale, exchange or other disposition of substantially all of the Corporation's assets; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Company is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash or securities of another issuer in exchange for their stock of the Company.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

            (e) "Committee" shall mean the compensation committee of the Board; provided, however, that in the event all the members of such compensation committee do not constitute both "Non-Employee Directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code, than the term "Committee" shall mean such other committee of two or more Board members appointed by the Board to administer the Plan whose members do constitute both "Non-Employee Directors" within the meaning of Rule 16b-3 and, to the extent that Section 162(m) of the Code is applicable to Awards granted under the Plan, "outside directors" within the meaning of Section 162(m) of the Code.

            (f) "Common Stock" shall mean shares of common stock of the Corporation, par value of $0.01 per share.

            (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (h) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

            (i) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

            (j) "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

            (k) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

            (l) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

            (m) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.          Administration

            (a) Procedure.  The Plan shall be administered by the Committee.

                The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

                Members of the Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of an Award to him or her.

            (b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

                        (i) determine the eligible persons to whom, and the time
            or times at which Awards shall be granted,

                        (ii) determine the types of Awards to be granted,

                        (iii) determine the number of shares to be covered by or
            used for reference purposes for each Award,

                        (iv) impose such terms, limitations, restrictions and
            conditions upon any such Award as the Committee shall deem appropriate,

                         (v) modify, extend or renew outstanding Awards, accept
            the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee's consent,

                        (vi) accelerate or otherwise change the time in which an
            Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment, and

                        (vii) to establish objectives and conditions, if any,
            for earning Awards and determining whether Awards will be paid after the end of a performance period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

            (c) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

            (d) Indemnification. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

            (e) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.          Shares Available for the Plan; Maximum Awards

            Subject to adjustments as provided in Section 12 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 4,200,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in Section 12 of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Award shall thereafter be shares with respect to which further Awards may be granted under the Plan.

            The maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one calendar year to any one individual shall be limited to 500,000. To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Common Stock subject to the foregoing limit with respect to which the related Award is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.          Participation

            Participation in the Plan shall be open to all employees of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

            Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.          Stock Options

            Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in
Section 422 of the Code. The stock option Awards granted shall be subject to the following terms and conditions.

            (a) Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

            (b) Price. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee; provided, however, that in no event shall the exercise price be less than 100% of the Fair Market Value of the shares on the date the stock option is granted.

            (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, unless otherwise determined by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the stock option. Any fractional share will be paid in cash. The Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options.

            If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

            (d) Terms of Options. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall an incentive stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

            (e) Reload Options. The terms of a stock option may provide for the automatic grant of a new stock option Award when the exercise price of the stock option and/or any related tax withholding obligation is paid by tendering shares of Common Stock. Any stock option Award which would automatically be granted pursuant to this Section 6(e) without any further Committee action may be exercisable for not more than the number of shares tendered to exercise the initial stock option and/or to pay any tax withholding obligation related to such exercise, shall have an exercise price set at the then Fair Market Value of such shares, and shall have a term that does not extend beyond the term of the initial stock option. The Committee may include such a reload feature in a stock option Award at the time of the initial grant of the Award or may add such a reload feature to an outstanding stock option Award as the Committee deems desirable; provided, however, that a reload feature shall not be added to any outstanding incentive stock option Award without the consent of the grantee.

            (f) Restrictions on Incentive Stock Options. Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

                        (i) Grant Date. An incentive stock option must be
            granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

                        (ii) Exercise Price and Term. The exercise price of an
            incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

                        (iii) Maximum Grant. The aggregate Fair Market Value
            (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate

            Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

                        (iv) Grantee. Incentive stock options shall only be
            issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

                        (v) Designation. No stock option shall be an incentive
            stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

            (g) Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.          Stock Appreciation Rights

            (a) Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. The grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by an SAR.

            (b) Restrictions of Tandem SARs. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

            (c) Amount of Payment Upon Exercise of SARs. An SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement (which shall be determined by the Committee but which shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant of the
SAR), times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

            (d) Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair

Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.          Stock Awards (Including Restricted and Unrestricted Shares and
            Phantom Stock)

            (a) Stock Awards, In General. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock Awards to eligible participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in shares of Common Stock or stock-equivalent units ("phantom stock"), and may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time.

            (b) Restricted Shares. Each stock Award shall specify the applicable restrictions, if any, on such shares of Common Stock, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any grantee under the Plan. Share certificates with respect to restricted shares of Common Stock granted pursuant to a stock Award may be issued at the time of grant of the stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such stock Award or, alternatively, the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Committee may provide that the grantee will be entitled to receive any amounts per share pursuant to any dividend or distribution paid by the Corporation on its Common Stock to stockholders of record after grant of the stock Award and prior to the issuance of the share certificates.

            (c) Phantom Stock. The grant of phantom stock units shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, that incorporates the terms of the Plan and states the number of phantom stock units evidenced thereby and the terms and conditions of such phantom stock units in such form as the Committee may from time to time determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Committee in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders, or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

9.          Performance Awards

            The Committee may in its discretion grant performance Awards which become payable on account of attainment of one or more performance goals established by the Committee. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. Performance goals established by the Committee may be based on the Corporation's operating income or one or more other business criteria selected by the Committee that apply to an individual or group of individuals, a business unit, or the Corporation as a whole, over such performance period as the Committee may designate. The Committee in its discretion may recommend to the Board of Directors of the Corporation that the material terms of any performance Award or program with respect to some or all eligible participants be submitted for approval by the stockholders.

10.         Withholding of Taxes

            The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, unless otherwise determined by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

11.         Transferability

            To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. The Committee shall have sole and absolute discretion to determine whether and to whom an Award granted under the Plan is transferable. Unless otherwise determined by the Committee in accord with the provisions of this
Section 11, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

12.         Adjustments; Business Combinations

            In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

            In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Award; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Award; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Award shall become one or more Awards with respect to such other equity securities.

            The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 12) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

            In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, stock appreciation right or restricted stock Award: (i) each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, stock appreciation right or restricted stock Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any restricted stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date.

13.         Termination and Modification of the Plan

            The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

            The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended.

14.         Non-Guarantee of Employment

            Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

15.         Termination of Employment

            For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

16.         Written Agreement

            Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

17.         Non-Uniform Determinations

            The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

18.         Compliance with Securities Law

            Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee. All certificates for Common Stock delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or Nasdaq System upon which such securities are then listed or quoted, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

19.         No Limit on Other Compensation Arrangements

            Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

20.         No Trust or Fund Created

            Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

21.         Governing Law

            The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws rules and principles.

22.         Plan Subject to Charter and By-Laws

            This Plan is subject to the Charter and By-Laws of the Corporation, as they may be amended from time to time.

23.         Effective Date; Termination Date

            The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board:  September 21, 1999
Date Approved by the Shareholders: ___________________

                                                                       Exhibit B

                              ACE*COMM CORPORATION

              AMENDED AND RESTATED STOCK OPTION PLAN FOR DIRECTORS
                             (as amended as of 1999)

1.          Purpose

            The purpose of this Amended and Restated Stock Option Plan for Directors is to advance the interests of ACE*COMM Corporation by enhancing its ability to attract, retain and motivate members of its Board of Directors who are not employees of the company or any of its subsidiaries by providing for the grant of nonqualified stock options to such members.

2.          Definitions

            For the purposes of this Plan, the following terms shall have the meanings ascribed to them below:

            2.1 "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

            2.2 "Fair Market Value" of a share of Stock of the Company for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and provided further, that in the case of ISOs, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

            2.3 "Company" shall mean ACE*COMM Corporation, a Maryland corporation.

            2.4 "Common Stock" shall mean shares of the Company's common stock having a par value of $.01 per share, subject to adjustment pursuant to Section 9.

            2.5 "Option" shall mean any option granted under this Plan.

            2.6 "Option Agreement" shall mean the agreement executed by the Company and an Optionee pursuant to Section 5.5 of this Plan.

            2.7 "Option Price" shall mean the purchase price per share of Common Stock subject to an Option.

            2.8 "Optionee" shall mean any person to whom an Option has been granted under this Plan.

            2.9 "Plan" shall mean this Amended and Restated Stock Option Plan for Directors, as amended from time to time.

            2.10 "Subsidiary" shall mean a corporation in which the Company owns, directly or indirectly, shares of stock representing 50% or more of the outstanding voting power of all classes of stock of such corporation, at the time of the granting of an Option under this Plan.

            2.11 "Change in Control" shall mean (i) any sale, exchange or other disposition of substantially all of the Company's assets; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Company is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash or securities of another issuer in exchange for their stock of the Company.

3.          Participation

            Each member of the Board of the Company who (i) is not an employee of either the Company or any of its Subsidiaries (a "Non-Employee Director") and
(ii) is designated to participate under the Plan by the Chairman of the Board of the Company, shall receive Options from time to time in accordance with Section 5 below.

4.          Shares Subject to Plan

            The stock subject to Options granted under this Plan shall be shares of the authorized but unissued shares of Common Stock. The aggregate number of shares of Common Stock which may be issued under the Plan pursuant to the exercise of Options may not exceed 200,000 shares, subject to adjustment as provided in Section 9. In the event that any outstanding Options expire or terminate for any reason, without having been exercised in full, the shares of Common Stock allocable to such unexercised portion shall become available for issuance under other Options under this Plan.

5.          Stock Option Grants

            5.1 Option Shares and Date of Grant. The Company shall grant to each Non-Employee Director:

                (1) in the case of a Non-Employee Director who is elected (or re-elected) by the stockholders or appointed by the Board to serve as a Director on or after August 1, 1996 and prior to July 1, 1997, an Option to purchase 4,500 shares of Common Stock, multiplied by the number of years for which such Director has then been elected or appointed to serve, which Option shall be granted as of the date on which such Non Employee Director has then been elected, reelected or appointed, as the case may be; and

                (2) in the case of a Non-Employee Director who is elected (or re-elected) by the stockholders or appointed by the Board to serve as a Director on or after July 1, 1997, an Option to purchase 3,000 shares of Common Stock, multiplied by the number of years for which such Director has then been elected or appointed to serve, which Option shall be granted as of the date on which such Director has been elected, reelected or appointed, as the case may be.

            For the purposes of this Section 5.1, the number of years in a Director's term of office shall be rounded to the nearest whole number of years.

            5.2 Option Price. The Option Price shall be equal to the fair market value per share of the Common Stock on the date of grant of the Option.

            5.3 Vesting. Each Option shall be and become exercisable in equal installments of 4,500 shares of Common Stock (or 3,000 shares in the case of Options granted on or after July 1, 1997) upon each successive anniversary of the date on which such Option was granted (the "Vesting Date"), provided that:
(i) the Optionee still serves as a Director on such Vesting Date; or (ii) in the event of the expiration or termination of the Optionee's term of office (other than by reason of his or her removal for cause) within 45 days prior to such Vesting Date, such Optionee has served as a Director for at least twelve consecutive months as of the date of the expiration or termination of his or her term of office. All or any part of an exercisable, but unexercised, installment shall be exercisable at any time thereafter, except to the extent the Option has terminated or expired.

            5.4 Expiration. Each Option shall expire and terminate, to the extent not then exercised, upon the earliest of:

                (1) the expiration of five years following the date of grant of such Option; or

                (2) the expiration of six months following the Optionee's death, resignation, or removal as a Director for any reason other than for cause; or

                (3) the removal of the Optionee as a Director for cause.

            5.5 Option Agreement. Promptly after the grant of an Option, the Company and the Optionee shall execute an Option Agreement which incorporates the terms of this Plan and specifies: (i) the Option Price; (ii) the number of shares of Common Stock covered by the Option; and (iii) the other terms and conditions of the Option and its exercise consistent with the terms of this Plan.

6.          Manner of Exercise

            6.1 Manner. To exercise an Option in whole or in part, the Optionee shall give written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares as to which the Option is being exercised, accompanied by payment in full of the Option Price for such shares in cash. Not less than 500 shares may be purchased at any one time unless the number purchased is the total number purchasable under the Option.

            6.2 Preconditions to Exercise. An Option may not be exercised unless and until the Company has effected or obtained compliance with all laws and regulations applicable to the issuance of shares under the Option, including without limitation, federal and state tax and securities laws, to the Company's satisfaction.

7.          No Rights of Stockholder

            No Optionee shall have any of the rights of a stockholder with respect to the shares covered by his or her Option until such shares have been issued to him or her upon the due exercise of the Option.

8.          Non-Transferability of Options

            No Option shall be transferable otherwise than by will or the laws of descent and distribution.

9.          Stock Adjustment

            9.1 Adjustments. In the event of a stock split, stock dividend, reclassification, reorganization, or other capital adjustment of shares of Common Stock of the Company, the number of shares of Common Stock covered by each outstanding Option, and the Option Price per share for each such Option, shall be proportionately adjusted without any change in the aggregate Option Price.

            9.2 Merger, Consolidation, Liquidation, or Dissolution. In the event of any proposed Change in Control, the Company shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Company are proposed to be delivered in exchange for or with respect to Common Stock of the Company, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

            In the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Option: (i) each holder shall have the right to exercise his Option, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Company may make arrangements with the holders for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Company may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the holder to liability under
Section 16(b) of the Exchange Act. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

            9.3 Limitation on Rights of Optionee. Except as expressly provided in Section 9.1 or 9.2 hereof, an Optionee shall have no rights by reason of the issuance of (i) shares of Common Stock of the Company pursuant to this Plan,
(ii) shares of preferred stock or Common Stock, (iii) any other security convertible into Common Stock, (iv) or any other equity security, including issuance pursuant to a plan of merger, consolidation, or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to an Option or the Option Price.

            9.4 Rights of Company. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes in its capital or business structure or to participate in a merger, consolidation, or share exchange with another corporation, or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

10.         Term of Plan

            Options may be granted pursuant to the Plan from time to time until July 1, 2000.

11.         Amendment of the Plan

            The Board may amend, revise, suspend or discontinue the Plan, from time to time, provided that no amendments may be made within six months of the last date the Plan was amended by the Board, except as required to comply with ERISA or the Internal Revenue Code, and no amendment may be made without approval of the stockholders, unless such approval is not required to comply with Rule 16b-3 of the Securities Exchange Commission, or any successor provision.

12.         Withholding Taxes

            The Company shall have the right to deduct from any compensation or any other payment of any kind due Optionee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of an Option. In lieu of such deduction, the Company may require the Optionee to make a cash payment to the Company equal to the amount required to be withheld. In the event the

Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate pursuant to the exercise of any Option until arrangements satisfactory to the Company for such payment have been made.

13.         Miscellaneous

            13.1 Gender. As used herein the masculine gender shall include the feminine as the identity of an Optionee may require.

            13.2 Governing Law. This Plan shall be governed by and construed in accordance with the internal substantive laws of the State of Maryland, without regard to its conflict of laws rules or principles.

            13.3 Headings. The headings in this Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

            13.4 Notices. All notices and other communications made or given pursuant to the Plan shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or to the Company at the principal office of the Company.

                        AMENDED AS OF SEPTEMBER 21, 1999

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND A VOTE "FOR" PROPOSALS 2, 3 AND 4.  Please mark your votes as
                                                                                                                 indicated in  [X]
                                                                                                                 this example

1. ELECTION OF DIRECTORS               Nominees:  Harry M. Linowes                              2. TO CONSIDER AND ACT UPON A
                                                  George T. Jimenez                                PROPOSAL TO AMEND THE AMENDED
       FOR THE           WITHHOLD                 William R. Newlin                                AND RESTATED OMNIBUS STOCK PLAN
   NOMINEES LISTED       AUTHORITY
    TO THE RIGHT          FOR THE
      (EXCEPT            NOMINEES      To withhold authority to vote for any nominee, write that
    AS INDICATED)         LISTED       nominee's name in the space provided.                           FOR    AGAINST   ABSTAIN

        [ ]                [ ]         _________________________________________________________       [ ]      [ ]       [ ]

3. TO CONSIDER AND ACT UPON A PROPOSAL            4. RATIFICATION OF APPOINTMENT OF             IN THEIR DISCRETION, THE PROXIES
   TO AMEND THE AMENDED AND RESTATED                 ERNST & YOUNG LLP AS INDEPENDENT           ARE AUTHORIZED TO VOTE UPON SUCH
   STOCK OPTION PLAN FOR DIRECTORS                   AUDITORS                                   OTHER BUSINESS AS MAY PROPERLY
                                                                                                COME BEFORE THE MEETING OR ANY
        FOR    AGAINST   ABSTAIN                           FOR    AGAINST    ABSTAIN            ADJOURNMENT THEREOF.

        [ ]      [ ]       [ ]                             [ ]      [ ]        [ ]


                                                                                  _______
                                                                                        |
                                                                                        |
                                                                                        |









Signature__________________________________________________Signature_____________________________________Date____________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

----------------------------------------------------------------------------------------------------------------------------------
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

                              ACE*COMM CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George T. Jimenez and Loretta L. Rivers, or either of them, the proxy or proxies of the undersigned with full power of substitution, to vote all shares of Common Stock of ACE*COMM Corporation held of record by the undersigned at the close of business on October 4, 1999 at the Annual Meeting of Stockholders of the Company to be held on Thursday, November 18, 1999 at 10:00 am, Eastern Time and at any adjournment or adjournments thereof, upon the matters set forth herein.

IF PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, OR TO THE EXTENT DIRECTIONS ARE NOT GIVEN, SUCH SHARES WILL BE VOTED FOR EACH OF THE NOMINEES AND EACH OTHER PROPOSAL.



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